Exhibit 99.1

CORPORATE OFFICE PROPERTIES TRUST
PERFORMANCE-BASED RESTRICTED SHARE UNIT AWARD CERTIFICATE
(2017 OMNIBUS EQUITY AND INCENTIVE PLAN)

This Certificate pertains to the Target Award (as hereinafter defined) granted on August 23, 2017 (the “Grant Date”) by Corporate Office Properties Trust, a Maryland real estate investment trust (the “Company”), to [EMPLOYEE NAME] (the “Employee”).

1. Definitions. For purposes of this Certificate, the following terms shall be defined as set forth below:

“Absolute Total Shareholder Return” means, with respect to the Performance Period, the average, compounded, annual return that would have been realized by a shareholder who (1) bought one Share on the first day of the Performance Period for the Share Price on such date, (2) reinvested each dividend and other distribution declared during such period of time and received with respect to such Share (and any other Shares previously received upon reinvestment of dividends or other distributions), without deduction for any taxes with respect to such dividends or other distributions or any charges in connection with such reinvestment, in additional Shares at a price per Share equal to the sum of (A) the Fair Market Value on the trading day immediately preceding the ex-dividend date for such dividend or other distribution less (B) the amount of such dividend or other distribution and (3) sold such Shares on the last day of such Performance Period for the Share Price on such date, without deduction for any taxes with respect to any gain on such sale or any charges in connection with such sale. As set forth in, and pursuant to, Section 6 of this Certificate, appropriate adjustments to the Absolute Total Shareholder Return shall be made to take into account all share dividends, share splits, reverse share splits and the other events set forth in Section 6 that occur during the Performance Period.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Trustees who are independent.
“Cause” means (A) if the Employee is a party to an Employment Agreement that includes a definition of “cause” or is a participant in the Executive Change in Control and Severance Plan, the definition of such term in such Employment Agreement or the Executive Change in Control and Severance Plan, as applicable, or (B) if the Employee is not party to an Employment Agreement that defines “cause” and is not a participant in the Executive Change in Control and Severance Plan, a determination by the Administrator that the Employee shall be dismissed as a result of (i) a violation by the Employee of any applicable law or regulation respecting the business of the Company; (ii) the Employee’s conviction of, indictment for or plea of no contest by the Employee of a felony or any crime involving moral turpitude; (iii) any act of dishonesty or fraud, or, if applicable, the Employee’s commission of an act which in the opinion of the Administrator disqualifies the Employee from serving as an officer or director of the Company; (iv) the willful or negligent failure of the Employee to perform his or her duties to the

Company (other than by reason of disability), which failure continues for a period of thirty (30) days after written notice thereof is given to the Employee; or (v) a violation of any provision of the Company’s Code of Business Conduct and Ethics.
“Change in Control” has the meaning set forth in the Plan.
“Comparator Companies” means the companies listed on Appendix I, attached hereto; provided that, unless otherwise determined by the Administrator in its sole discretion, no such company will be deemed a Comparator Company if such company ceases to have a class of common equity securities listed on a national securities exchange. In the event that the number of Comparator Companies is reduced to less than 14 companies as a result of the foregoing proviso, the Administrator shall select additional companies that the Administrator, in its sole discretion, deems to be peers of the Company for purposes of measuring performance to be Comparator Companies in order to increase the number of Comparator Companies to 14; provided that, if the Administrator, in its sole discretion, determines that there are no additional companies that are peers of the Company, then the number of Comparator Companies may be reduced below 14.
“Comparator Company Absolute Total Shareholder Return” means, for a Comparator Company, with respect to the Performance Period, the absolute total shareholder return of the common equity of such Comparator Company during the Performance Period, calculated in the same manner as Absolute Total Shareholder Return is calculated.
“Constructively Discharged” means (A) if the Employee is a party to an Employment Agreement that includes a definition of “constructively discharged” or is a participant in the Executive Change in Control and Severance Plan, the definition of such term in such Employment Agreement or the Executive Change in Control and Severance Plan, as applicable, or (B) if the Employee is not party to an Employment Agreement that defines “constructively discharged” and is not a participant in the Executive Change in Control and Severance Plan, the occurrence of any one of the following events: (i) the Employee is not re-elected to, or is removed from, the position the Employee holds with the Company as of the Grant Date, other than as a result of the Employee’s election or appointment to positions of equal or superior scope and responsibility; (ii) the Employee shall fail to be vested by the Company with the powers, authority and support services normally attendant to any of said offices; (iii) the Company shall notify the Employee that the employment of the Employee will be terminated or materially modified in the future or that the Employee will be Constructively Discharged in the future; or (iv) the Company changes the primary employment location of the Employee to a place that is more than fifty (50) miles from the primary employment location as of the Grant Date.
“Disability” means (A) if the Employee is a party to an Employment Agreement, and “disability” is defined therein, such definition, or (B) if the Employee is not party to an Employment Agreement that defines “disability,” the Employee is determined to be disabled under the long-term disability program of the Company then covering the Employee or by a physician engaged by the Company and reasonably approved by the Employee.
“Employment Agreement” means, as of a particular date, the Employee’s employment agreement with the Company, or a Subsidiary of the Company, in effect as of that date, if any.

“Executive Change in Control and Severance Plan” means the Corporate Office Properties Trust, Corporate Office Properties L.P. Executive Change in Control and Severance Plan, as in effect from time to time.
“Fair Market Value” of Shares as of a particular date means (a) if Shares are then listed on a national stock exchange, the closing sales price per share on the principal national stock exchange on which Shares are listed on such date (or, if such date is not a trading date on which there was a sale of such shares on such exchange, the last preceding date on which there was a sale of Shares on such exchange), (b) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for Shares in the principal over-the-counter market on which Shares are traded on such date (or, if such date is not a trading date on which there was a sale of Shares on such market, for the last preceding date on which there was a sale of Shares in such market), or (c) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Administrator in its discretion may in good faith determine; provided that, where Shares are so listed or traded, the Administrator may make such discretionary determinations where Shares have not been traded for 10 trading days.
“Grant Date Fair Value” means the value of one Restricted Share Unit subject to the terms of this Certificate calculated as of the close of business on the Grant Date based on the estimated value, as determined by the Company in its sole discretion, expected to be used by the Company for accounting purposes.
“Performance Period” means, the period commencing on January 1, 2017 and concluding on the earlier of (i) December 31, 2019 (ii) the date of a Change in Control or (iii) the date of a Qualified Termination.
“Plan” means the Corporate Office Properties Trust 2017 Omnibus Equity and Incentive Plan, as amended from time to time.
“Qualified Termination” means termination of the Employee’s employment by the Company without Cause, by the Employee following the date on which the Employee is Constructively Discharged (provided such termination occurs, by written notice to the Company given within 120 days of such Constructive Discharge, effective no later than 30 days after such notice), or by reason of the Employee’s death or Disability.
“Share Price” means, as of a particular date, the average of the Fair Market Value of one Share for the fifteen (15) trading days ending on, and including, such date (or, if such date is not a trading day, the most recent trading day immediately preceding such date); provided that if such date is the date upon which a Transactional Change in Control occurs, the Share Price as of such date shall be equal to the fair market value in cash, as determined by the Administrator, of the total consideration paid or payable in the transaction resulting in the Transactional Change in Control for one Share.
“Transactional Change in Control” means (a) a Change in Control described in clause (i) of the definition thereof where the person makes a tender offer for Shares or (b) a Change in Control described in clause (ii) of the definition thereof.

2. Award.

(a) Restricted Share Units. Pursuant to the Plan, the Company hereby grants, as of the Grant Date, a target award consisting of [SHARES] Restricted Share Units (the “Target Award”) to the Employee (such number of Restricted Share Units having been calculated by multiplying the Employee’s annual base salary as of the Grant Date by the Employee’s target award percent as determined by the Administrator and dividing such number by the Grant Date Fair Value), subject to the restrictions and conditions set forth herein and in the Plan.

(b) Plan Incorporated. This Target Award shall be subject to and governed by all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as a part of this Certificate. Capitalized terms in this Certificate shall have the meaning specified in the Plan, unless a different meaning is specified herein.

3. Determination and Issuance of Shares.
(a) The percentage of the Target Award that will be earned will be based on the percentile rank of the Absolute Total Shareholder Return relative to the Comparator Company Absolute Total Shareholder Returns for the Comparator Companies for the Performance Period as set forth below, except as set forth in Section 4(c) below.

Percentile Rank	Award Earned
75th percentile or greater	200% of the Target Award
50th percentile	100% of the Target Award
25th percentile	50% of the Target Award
Below 25th percentile	0% of the Target Award

The percentile rank above shall be calculated using the following formula:

Percentile Rank =	(1-X) +Y
2
Where:
X = the number of Comparator Companies with a Comparator Company Absolute Total Shareholder Return greater than the Absolute Total Shareholder Return during the Performance Period as a percentage of the total number of Comparator Companies.
Y = the number of Comparator Companies with a Comparator Company Absolute Total Shareholder Return less than the Absolute Total Shareholder Return during the Performance Period as a percentage of the total number of Comparator Companies.

If the percentile rank exceeds the 25th percentile and is between two of the percentile ranks set forth in the table above, then the percentage of the Target Award that is earned will be interpolated between the ranges set forth in the table above to reflect any performance between the listed percentiles (e.g., a 62.5 percentile rank would result in 150% of the Target Award being earned). Notwithstanding the foregoing, if the Company’s Absolute Total Shareholder Return is negative, the Earned Share Units (defined below) will be limited to a maximum of 100% of the Target Award, regardless of the Company’s percentile rank.
(b) As soon as practicable following the conclusion of the Performance Period, the Administrator shall determine the actual number of Restricted Share Units that were earned pursuant to this Certificate (the “Earned Share Units”), if any, as of the final day of the Performance Period (the date on which the determination is made, the “Determination Date”). As soon as practicticable following the Determination Date (but in no event later than 74 days following the conclusion of the Performance Period) (the “Issuance Date”), the Company will issue to the Employee a number of Shares equal to the number of Earned Share Units, subject to Section 8 below, which, together with any payments due pursuant to Section 5, shall be in full settlement of the award granted under this Certificate. Such settlement is intended to comply with the requirements for a “short term deferral” under Section 409A of the Code and this Certificate and will be construed and administered to comply with such requirements. In the event that the Administrator determines that no Restricted Share Units are earned under this Certificate, the award granted hereunder and this Certificate will terminate as of the date of such determination.
4. Termination of Employment/Change in Control.
(a) In the event that prior to December 31, 2019 the Employee’s employment with the Company shall terminate and such termination of employment is a Qualified Termination, then the Performance Period will end early, as provided in the definition of such term, and the amount of the Target Award earned under this Certificate will be calculated as provided in Section 3 above and Section 4(c) below. In the event that prior to the conclusion of the Performance Period, the Employee’s employment with the Company shall terminate and such termination of employment is not a Qualified Termination, then the Employee shall automatically forfeit the Restricted Share Units and all other rights granted hereunder as of the date of termination of employment.
(b) In the event that prior to December 31, 2019 a Change in Control occurs, then the Performance Period will end early, as provided in the definition of such term, and the amount of the Target Award earned under this Certificate will be calculated as provided in Section 3 above and Section 4(c) below.
(c) In the event that the Performance Period ends prior to December 31, 2019 due to a Change in Control or a Qualified Termination, the number of Restricted Share Units that are earned shall be prorated based upon (X) the number of days from and including the Grant Date to and including the effective date of such Change in Control or Qualified Termination, divided by (Y) the number of days from and including the Grant Date to and including December 31, 2019.
5. Dividends. On the Issuance Date, the Company will pay the Employee, in cash, an amount equal to the aggregate value of the dividends that would have been paid with respect to the Shares issued upon settlement of the Earned Share Units on or before the Issuance Date if such

Shares had been issued on the first day of the Performance Period. With respect to dividends with a record date prior to the Issuance Date and a payment date after the Issuance Date, the Company will pay the Employee, in cash, on the payment date for such dividends, an amount equal to the amount of such dividends that would have been paid with respect to the Shares issued on the Issuance Date upon settlement of the Earned Share Units as if they had been issued prior to the record date for such dividends. The payment of dividends under this Section 5 is intended to comply with the requirements for a “short term deferral” under Section 409A of the Code and this Certificate and this Section 5 will be construed and administered to comply with such requirements.
6. Adjustments. Without duplication with the provisions of Section 3 of the Plan, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or Shares of the Company or a transaction similar thereto, (ii) any share dividend, share split, reverse share split, share combination, reclassification, recapitalization, or other similar change in the capital structure of the Company, or any distribution to holders of Shares other than ordinary cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Administrator necessitates action by way of adjusting the terms of the Certificate, then and in that event, the Administrator shall take such action as shall be necessary to maintain the Employee’s rights hereunder so that they are substantially proportionate to the rights existing under this Certificate prior to such event, including, but not limited to, adjustments to Absolute Total Shareholder Return, in the number of Restricted Share Units then subject to this Certificate and substitution of other awards under the Plan or otherwise.
7. Restrictions and Conditions. Subject to the provisions of the Plan and this Certificate, except as may otherwise be permitted by the Administrator, the Employee shall not be permitted voluntarily or involuntarily to sell, assign, transfer, or otherwise encumber or dispose of the Restricted Share Units or this award; provided that the foregoing restriction shall not apply to Shares actually issued to the Employee pursuant to Section 3(b) above.
8. Withholding of Tax. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law. The Employee shall, not later than the date as of which vesting or payment in respect of this award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Company for payment of any Federal, state and local taxes required by law to be withheld on account of such taxable event; provided that, unless otherwise permitted by the Administrator, the Company will satisfy the required tax withholding obligation by withholding a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due; provided, however, to the extent necessary to avoid adverse accounting treatment, such Share withholding may be limited to the minimum required tax withholding obligation. For purposes of determining the number of Shares to be withheld to satisfy the withholding tax obligation pursuant to this Section, the Fair Market Value of the Shares to be withheld shall be calculated in the same manner as the Shares issued on the Issuance Date are valued for purposes of determining the amount of withholding taxes due.

9. Employment Relationship. For purposes of this Certificate, the Employee shall be considered to be in the employment of the Company as long as the Employee remains an employee of either the Company, any successor entity or a Subsidiary of the Company or any successor. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Administrator, or its delegate, as appropriate, and its determination shall be final.

10. Administrator’s Powers. No provision contained in this Certificate shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Administrator or, to the extent delegated, in its delegate pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Share Units.

11. Binding Effect. This terms and conditions set forth in this Certificate shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Employee.

12. Governing Law. This Certificate and the Restricted Share Units granted hereunder shall be governed by, and construed in accordance with, the laws of the State of Maryland.

13. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Certificate to continue the Employee in employment and neither the Plan nor this Certificate shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Employee at any time.
14. Notices. Notices hereunder shall be mailed or delivered (electronically or otherwise) to the Company at its principal place of business and shall be mailed or delivered to the Employee at the address or email address on file with the Company or, in either case, at such other address or email address as one party may subsequently furnish to the other party in writing.

15. Miscellaneous. This award shall be granted pursuant to the Plan. Except as expressly provided otherwise herein, the Employee shall not be deemed the holder of, or have any of the rights of a holder with respect to, any Shares that may be issued in respect of Restricted Share Units awarded hereunder unless and until Shares have actually been issued in settlement of this award. Thereupon, the Employee shall have all the rights of a shareholder with respect to such Shares, including voting, dividend and other ownership rights.

16. Employment Agreement; Executive Change in Control and Severance Plan. Except as specifically provided otherwise in this Certificate, any provisions in the Employment Agreement or the Executive Change in Control and Severance Plan relating to accelerated vesting or that would otherwise modify the vesting provisions set forth herein in connection with a termination of employment, a Change in Control or in any other circumstance shall not apply to this Certificate or the Restricted Share Units granted hereunder, and the specific terms of this Certificate shall supersede such provisions.

17. Data Privacy Consent. In order to administer the Plan and the Restricted Share Units granted hereunder and to implement or structure future equity grants, the Company and its agents may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or the Restricted Share Units granted hereunder.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed by an officer thereunto duly authorized.

CORPORATE OFFICE PROPERTIES TRUST
a Maryland real estate investment trust

By:_______________________________
Name: [OFFICER NAME]
Title: [OFFICER TITLE]

_________________________
Date

[Signature Page to Performance-Based Restricted Share Unit Award Certificate]

Appendix I

Comparator Companies

BDN	Brandywine Realty Trust	HPP	Hudson Pacific Properties, Inc.
CXP	Columbia Property Trust, Inc.	KRC	Kilroy Realty Corporation
CUZ	Cousins Properties Incorporated	CLI	Mack-Cali Realty Corporation
DEI	Douglas Emmett, Inc.	PDM	Piedmont Office Realty Trust, Inc.
FPO	First Potomac Realty Trust	PSB	PS Business Parks, Inc.
FSP	Franklin Street Properties Corp.	TIER	TIER REIT, Inc.
GOV	Government Properties Income Trust	WRE	Washington Real Estate Investment Trust
HIW	Highwoods Properties, Inc.